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                        CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 of (1) our report dated March 9, 2004 relating to the financial statements of Separate Account
No. 4 of The Equitable Life Assurance Society of the United States for the year ended December 31, 2003, (2) our report dated March 9, 2004 relating to the financial statements of Separate Account Nos. 191, 200 and 206 of The Equitable Life Assurance Society of the United States for the year ended December 31, 2003 and (3) our report dated March 9, 2004 relating to the consolidated financial statements of The Equitable Life Assurance Society of the United States for the years ended December 31, 2003 and 2002. We also consent to the use in the Prospectus Supplement constituting part of this Registration Statement of our report dated March 9, 2004, relating to the Financial Statements of Separate Account No. 4 of The Equitable Life Assurance Society of the United States. We also consent to the references to us under the headings "Condensed financial information" and "About our independent auditors" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
New York, New York
April 23, 2004